Nationwide(R) Separate Account Trust

- Strong NSAT Mid Cap Growth Fund

- Nationwide(R) Strategic Value Fund

- Dreyfus NSAT Mid Cap Index Fund

- Nationwide(R) Small Cap Value Fund

- Nationwide(R) Small Cap Growth Fund

- Nationwide(R) Global 50 Fund

- Federated NSAT Equity Income Fund

- J.P. Morgan NSAT Balanced Fund

- MAS NSAT Multi Sector Bond Fund

- Federated NSAT High Income Bond Fund

May 1, 2000 (as revised October 2, 2000)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARIES

STRONG NSAT MID CAP GROWTH FUND................................................2
(FORMERLY NATIONWIDE STRATEGIC GROWTH FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

NATIONWIDE STRATEGIC VALUE FUND................................................4
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS NSAT MID CAP INDEX FUND................................................6
(FORMERLY NATIONWIDE MID CAP INDEX FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

NATIONWIDE SMALL CAP VALUE FUND................................................8
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

NATIONWIDE SMALL CAP GROWTH FUND..............................................10
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses
Investment Strategies of the Multiple Subadvisers

NATIONWIDE GLOBAL 50 FUND.....................................................12
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED NSAT EQUITY INCOME FUND.............................................15
(FORMERLY NATIONWIDE EQUITY INCOME FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. MORGAN NSAT BALANCED FUND................................................17
(FORMERLY NATIONWIDE BALANCED FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MAS NSAT MULTI SECTOR BOND FUND...............................................20
(FORMERLY NATIONWIDE MULTI SECTOR BOND FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED NSAT HIGH INCOME BOND FUND..........................................22
(FORMERLY NATIONWIDE HIGH INCOME BOND FUND)
Objective
Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS..........................................................24
Principal Risks and Techniques
Other Investment Techniques
Temporary Defensive Positions

MANAGEMENT....................................................................28
Management's Discussion of Fund Performance
Investment Management

BUYING AND SELLING FUND SHARES................................................42
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS..........................................................44

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARIES

This prospectus provides information about ten funds offered by Nationwide Separate Account Trust (together, the Funds).

Strong NSAT Mid Cap Growth Fund
(formerly Nationwide Strategic Growth Fund)

OBJECTIVE

The Fund seeks capital growth. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

Villanova Mutual Fund Capital Trust (VMF) has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund focuses on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. The Fund invests in stocks of small and medium size companies but its portfolio can include stocks of companies of any size. The subadviser may decide to sell a stock when the company's growth prospects become less attractive. The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Portfolio turnover risk. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

Risks related to investing for growth. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid/small cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                             14.6
1999                                                                             84.8

Best Quarter: 42.4%, 4th Qtr. of 1999
Worst Quarter: -14.0%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                      ONE          SINCE
                                      YEAR     INCEPTION(1)
                                     ------   ---------------
The Fund                             84.75%       42.97%
The S&P/Barra Mid Cap 400 Growth
  Index(2)                           28.74%       30.16%

---------------

(1) The Fund commenced operations on October 31, 1997.

(2) The S&P/Barra Mid Cap 400 Growth Index -- an unmanaged index of companies in the S&P 400 Mid Cap Index whose stocks have higher price-to-book ratios -- gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra Mid Cap 400 Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               0.33%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.23%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years    10 Years
    --------------------------------------
     $125     $390       $676      $1,489

         Fund Summaries

Nationwide Strategic Value Fund

OBJECTIVE

The Fund's primary investment objective is long-term capital appreciation, and portfolio securities are selected primarily with a view to achievement of this objective. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected Schafer Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis through a subcontract with Strong Capital Management, Inc. The Fund invests primarily in common stocks of medium and large-size companies. The subadviser selects stocks of companies that have above-average growth potential, but also are inexpensive relative to market averages. The Fund invests approximately equal amounts of its assets in the stocks of the portfolio at the time of purchase, and generally invests all of its assets in U.S. and foreign common stock and convertible securities. The subadviser sells holdings when they are no longer attractive based on their growth potential or price.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Risks related to investing for value. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Mid cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance policies. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                              0.4
1999                                                                             -3.1

Best quarter:  26.40%, 4th Qtr. of 1998
Worst quarter: -22.90%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                  ONE      SINCE
                                  YEAR     INCEPTION(1)
                                  ------   ------------
The Fund                          -3.07%      -0.51%
The S&P 500 Index(2)              21.04%      26.23%

---------------

(1) The Fund commenced operations on October 31, 1997.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               0.32%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.22%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
     $124     $387      $670      $1,477

         Fund Summaries

Dreyfus NSAT Mid Cap Index Fund
(formerly Nationwide Mid Cap Index Fund)

OBJECTIVE

The Fund's investment objective is capital appreciation. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index(1). To pursue this goal, the Fund generally is fully invested in stocks included in this index, and in futures whose performance is tied to the index.

The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 in proportion to their weighting in the index. The S&P MidCap 400 is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations ranging primarily between $100 million and $10 billion. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid-cap companies. Therefore, the impact of these factors on mid-cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

Mid/small cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Risks related to index funds. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 as closely as possible, it will tend to underperform the Index to some degree over time.

Risks related to stock index futures. The Fund may invest in stock index futures, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

For more detailed information about the Fund's investments and risks, see "More About the Funds."
---------------

(1) "Standard & Poor's MidCap 400 Index" and "S&P" are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                             10.8
1999                                                                             20.9

Best Quarter:   18.7%, 4th Qtr. of 1998
Worst Quarter: -14.1%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                    ONE        SINCE
                                    YEAR    INCEPTION(1)
                                   ------   ------------
The Fund                           20.92%      14.29%
The S&P MidCap 400 Index(2)        14.72%      18.35%

---------------

(1) The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change.

(2) The S&P MidCap 400 Index -- an unmanaged index of 400 stocks of medium-size U.S. companies -- gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.50%
Other Expenses                               1.24%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.74%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.65%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year  3 Years   5 Years   10 Years
    ------------------------------------
    $177     $548      $944      $2,052

         Fund Summaries

Nationwide Small Cap Value Fund

OBJECTIVE

The Fund's investment objective is capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index, known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 1999 the market capitalizations of companies in the Russell 2000 ranged from approximately $100 million to $13 billion. The Fund may invest up to 20% of its total assets in equity securities of foreign companies. The subadviser will sell a stock if the subadviser no longer considers the company to be of value.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund will invest in stocks of U.S. and foreign companies which the subadviser considers to be "value" companies. The subadviser generally believes that such companies have relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price.

Smaller capitalization companies are often undervalued for one of the following reasons: (1) institutional investors, which currently represent a majority of the trading volume in the shares of publicly traded companies, are often less interested in smaller capitalization companies because of the difficulty of acquiring a meaningful position without purchasing a large percentage of the company's outstanding equity securities; and (2) such companies may not be regularly researched by securities analysts, which could result in greater discrepancies in valuation.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

Mid/small cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

Risks related to investing for value. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance at times may be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                             -3.1
1999                                                                             27.8

Best Quarter:   29.4%, 2nd Qtr. of 1999
Worst Quarter: -26.3%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                  ONE        SINCE
                                  YEAR    INCEPTION(1)
                                 ------   ------------
The Fund                         27.84%       9.59%
Russel 2000 Value Index(2)       -1.49%      -1.71%

---------------

(1) The Fund commenced operations on October 31, 1997.

(2) The Russell 2000(R) Value Index measures the performance of the value stocks in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russel 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.90%
Other Expenses                               0.37%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.27%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.05%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
     $129     $403      $697      $1,534

         Fund Summaries

Nationwide Small Cap Growth Fund
(formerly Nationwide Select Advisers Small Cap Growth Fund)

OBJECTIVE

The Fund seeks capital growth. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its investment objective from a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of small cap companies. The Russell 2000, published by The Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. As of December 31, 1999, the market capitalizations for companies in the Russell 2000 range from approximately $100 million to $13 billion. The balance of the Fund's assets may be invested in equity securities of larger cap companies. Equity securities include preferred stocks, securities convertible into common stock and warrants for the purchase of common stock. The Fund may also invest in foreign securities.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

As part of its responsibilities to the Fund, VMF initially selects the Fund's subadvisers and monitors their performance on an ongoing basis. VMF has chosen Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC and Waddell & Reed Investment Management Company each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies different ways. VMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see "Investment Strategies of the Multiple Subadvisers."

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by each subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

Mid/small cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Risks related to investing for growth. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Foreign risk. Investments in foreign securities involve risks in addition to those of investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

No performance information is provided because the Nationwide Small Cap Growth Fund did not begin operations until May 1, 1999 and has not operated for a full calendar year.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              1.10%
Other Expenses                               2.30%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      3.40%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.30%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
     $343    $1,045    $1,769     $3,685

INVESTMENT STRATEGIES OF THE MULTIPLE SUBADVISERS

The following is a description of the investment strategies used by each subadviser of this multi-managed fund. Each subadviser manages a portion of the Fund's assets in accordance with the investment objective and principal strategies as described previously.

Miller Anderson & Sherrerd, LLP focuses on companies that demonstrate high earnings growth rates, growth stability, and rising profitability. In particular, the subadviser invests in companies that appear to be capable of producing earnings that consistently beat market expectations. The subadviser uses computer analysis to identify stocks based on earnings' predictions and then conducts extensive fundamental research, examining financial records and identifying those companies with the most attractive earnings revisions. Finally, the subadviser reviews the valuation of these stocks to eliminate the most overvalued stocks from consideration. The subadviser also follows a strict sell discipline and will sell stocks when their earnings revision scores fall to unacceptable levels, fundamental research uncovers unfavorable trends, or valuations are excessive relative to the stocks' growth prospects.

Neuberger Berman, LLC's growth equity group takes a growth approach to selecting stocks, looking for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management. Factors in identifying these firms may include financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

Waddell & Reed Investment Management Company (WRIMCO) seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:

- aggressive or creative management

- technological or specialized expertise

- new or unique products or services

- entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

         Fund Summaries

Nationwide Global 50 Fund
(formerly Nationwide Global Equity Fund)

OBJECTIVE

The Fund seeks to provide a high total return from a concentrated portfolio of global equity securities. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in approximately fifty stocks of primarily large and mid cap companies located throughout the world. Using its global perspective, the subadviser uses its investment process to identify those stocks which in its view have an exceptional return potential. Under normal conditions, the Fund invests in stocks of at least three countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent that the Fund hedges its currency exposure to the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

   The subadviser follows a Global Equity Investment Process.

   Research and valuation. Research findings allow the subadviser to rank companies according to their relative value: combined with the subadviser's qualitative view, the most attractive investment opportunities in a universe of 2,500 stocks are identified.

   The subadviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The subadviser's in-house research is compiled by an extensive worldwide network of over 120 career analysts following 2,500 stocks in 22 countries. The subadviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

   Stock Selection. Using research as the basis for investment decisions, the Fund's portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. The subadviser's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

   Currency Management. The subadviser actively manages currency exposure to manage risk and possibly enhance the Fund's returns. The Fund has access to the subadviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Concentration risk. The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Mid/small cap risk. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of medium-size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

Foreign risk. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Emerging market countries are generally considered to be less economically mature than developed nations. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions, and issuers in those countries may be in more precarious financial condition. These characteristics can cause securities in emerging market countries to experience significant price volatility and bear a greater risk of loss of value.

Derivative risk. The Fund invests in securities that are considered to be derivatives. The value of derivatives (like futures and options) is dependent upon the performance of underlying assets, securities or indices. If the underlying assets, securities or indices do not preform as expected, the value of the derivative will decrease. Derivatives are more volatile and riskier than traditional investments. To the extent the Fund enters into these transactions, their success will depend upon the subadviser's ability to predict pertinent market movement.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                             19.1
1999                                                                             22.9

Best quarter:  19.1%, 4th Qtr. of 1998
Worst quarter: -12.5%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                   ONE       SINCE
                                  YEAR    INCEPTION(1)
                                  -----   ------------
The Fund                          22.92%     19.89%
Morgan Stanley Capital
  International (MSCI) World
  Index(2)                        25.34%     24.65%

---------------

(1) The Fund commenced operations on October 31, 1997. Until May 1, 2000, The Fund was managed as a global equity fund, and this performance represents this more diversified strategy.

(2) The Morgan Stanley Capital International (MSCI) World Index -- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East -- gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

         Fund Summaries

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND SELLING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              1.00%
Other Expenses                               0.54%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.54%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.20%. The waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
     $157     $486      $839      $1,834

Federated NSAT Equity Income Fund
(formerly Nationwide Equity Income Fund)

OBJECTIVE

The Fund's investment objective is above average income and capital appreciation. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund pursues its investment objective by investing primarily in income producing U.S. and foreign equity securities and securities that are convertible into common stock.

The subadviser ordinarily uses the "blend" style of investing, selecting securities that may have a comparatively low volatility in share price relative to the overall equity market and that may provide relatively high dividend income, as well as securities that may offer superior growth prospects. When the subadviser uses a "value" style of investing, the price of the securities held by the Fund may not, under certain market conditions, increase as rapidly as stocks selected primarily for their growth attributes.

To determine the timing of purchases of portfolio securities, the subadviser compares the current stock price of an issuer with the subadviser's judgment as to that stock's current and expected value based on projected future earnings. The subadviser sells a portfolio security if it determines that the issuer's prospects have deteriorated, or if it finds an attractive security which the subadviser deems has superior risk and return characteristics to a security held by the Fund.

Companies that are generally in the same industry may be grouped together in broad categories called sectors. The subadviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors. In attempting to remain relatively sector-neutral, and in order to manage sector risk, the subadviser attempts to limit the Fund's exposure to each industry sector in the S&P 500 Index, as a general matter, to not less than 80% nor more than 120% of the S&P 500 Index's allocation to that sector. The S&P 500 Index, published by Standard & Poor's Corporation, is an index consisting of approximately 500 widely-held stocks of large U.S. companies.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Sector risk. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Investment style risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform other funds that employ a different style. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

         Fund Summaries

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                             15.1
1999                                                                             18.5

Best quarter: 16.2%, 4th Qtr. of 1998
Worst quarter: -9.0%, 3rd Qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                   ONE       SINCE
                                  YEAR    INCEPTION(1)
                                  -----   ------------
The Fund                          18.49%     16.37%
The S&P 500 Index(2)              21.04%     26.23%

---------------

(1) The Fund commenced operations on October 31, 1997.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDERS MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.80%
Other Expenses                               0.29%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.09%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.95%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 years   5 years   10 Years
    -------------------------------------
     $111     $347      $601      $1,329

J.P. Morgan NSAT Balanced Fund
(formerly Nationwide Balanced Fund)

OBJECTIVE

The Fund seeks a high total return from a diversified portfolio of equity and fixed income securities. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis.

To achieve its objective, the Fund, under normal circumstances, invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities (including U.S. Government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard & Poor's 500 Index.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

   Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

   Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

         Fund Summaries

Lower-rated securities risk. Investment in lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to adverse economic and business developments

- greater risk of loss due to default or declining credit quality

- greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Prepayment and extension risk. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may have to reinvest the proceeds from the repayment at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund and may cause the security's market value to decline.

Foreign risk. Investments in foreign securities involve risks in addition to those of investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                              8.1
1999                                                                              0.9

Best quarter:   6.9%, 1st Qtr. of 1998
Worst quarter: -5.7%, 3rd Qtr. of 1999

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:(1)

                                  ONE        SINCE
                                  YEAR    INCEPTION(2)
                                 ------   ------------
The Fund                          0.87%       4.76%
The S&P 500 Index(3)             21.04%      26.23%
The Lehman Brothers Aggregate
  Bond Index(3)                  -0.83%       4.22%

---------------

(1) This performance is for a period when the fund's previous subadviser, not J.P. Morgan Investment Management, Inc., managed the Fund.

(2) The Fund commenced operations on October 31, 1997.

(3) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not incur expenses. If these indices incurred expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.75%
Other Expenses                               0.25%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.00%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.90%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year  3 Years   5 Years   10 Years
    ------------------------------------
      $102   $318      $552      $1,225

         Fund Summaries

MAS NSAT Multi Sector Bond Fund
(formerly Nationwide Multi Sector Bond Fund)

OBJECTIVE

The primary objective of the Fund is to seek above average total return over a market cycle of three to five years. The Fund's investment objective can be changed by the Fund's Trustees without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected Miller Anderson & Sherrerd, LLP as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for lower rated securities.

Prepayment and extension risk. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund and may cause the security's value to decline.

Foreign risk. Investments in foreign securities involve risks in addition to those of investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Emerging market countries are generally considered to be less economically mature than developed nations. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions, and issuers in those countries may be in more precarious financial condition. These characteristics can cause securities in emerging market countries to experience significant price volatility and bear a greater risk of loss in value.

Derivative risk. The Fund invests in securities that are considered to be derivatives. The value of derivatives (like futures and options) is dependent upon the performance of underlying assets, securities or indicies. If the underlying assets, securities or indicies do not perform as expected, the value of the derivative will decrease. Derivatives are more volatile and riskier than traditional investments. To the extent the Fund enters into these transactions, their success will depend upon the subadviser's ability to predict pertinent market movement.

Lower-rated securities risk. Investment in lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                              2.6
1999                                                                              1.6

Best quarter:  2.6%, 4th Qtr. of 1998
Worst quarter: -4.3%, 2nd Qtr. of 1999

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999(1):

                                  ONE        SINCE
                                  YEAR    INCEPTION(2)
                                 ------   ------------
The Fund                          1.56%       2.41%
Lehman Brothers Aggregate Bond
  Index(3)                       -0.83%       4.22%

---------------

(1) This performance is for a period when the Fund's previous subadviser, not Miller Anderson & Sherrerd, LLP, managed the Fund.

(2) The Fund commenced operations on October 31, 1997.

(3) The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.75%
Other Expenses                               0.27%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.02%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.90%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
      $104    $325      $563      $1,248

         Fund Summaries

Federated NSAT High Income Bond Fund
(formerly Nationwide High Income Bond Fund)

OBJECTIVE

The Fund seeks to provide high current income. The Fund's investment objective can be changed without shareholder approval.

PRINCIPAL STRATEGIES

VMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65% of the Fund's total assets are invested in corporate bonds that are rated BBB or lower by a rating agency or that are unrated but of comparable quality. There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit-intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.

- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Sell decisions occur when the subadviser's fundamental outlook changes or when its fundamental outlook differs from consensus as determined by over- (or under-) valuation in the marketplace. In both cases, fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

Interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. These risks are particularly strong for lower-rated securities.

Lower-rated securities risk. Investment in lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

Foreign risk. Investments in foreign securities involve risks in addition to those of investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

Call risk. Call risk is the possibility that an issuer may redeem a debt security before maturity ("call"). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity risk. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For more detailed information about the Fund's investments and risks, see "More About the Funds."

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time and shows that fund performance can change from year to year. The annual returns shown in the bar chart do not include charges that may be imposed by variable annuity contracts or variable life insurance polices. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL TOTAL RETURNS:
[BAR CHART]

1998                                                                              5.8
1999                                                                              3.2

Best quarter:  4.7%, 1st Qtr. of 1998
Worst quarter: -4.8%, 2nd Qtr. of 1999

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

                                   ONE       SINCE
                                  YEAR    INCEPTION(1)
                                  -----   ------------
The Fund                          3.19%       5.23%
Lehman Brothers High Yield
  Index(2)                        2.39%       2.83%

---------------

(1) The Fund commenced operation on October 31, 1997.

(2) The Lehman Brothers High Yield Index -- an unmanaged index of bonds that are rated below investment grade -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not incur expenses. If this index incurred expenses, the actual returns of this index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees                              0.80%
Other Expenses                               0.35%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)      1.15%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance polices if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) VMF has agreed to waive management fees and, if necessary, to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 0.95%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

EXAMPLE

This example shows what a shareholder could pay in expenses over time. A shareholder can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that a shareholder invests $10,000 in the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year, the Fund's operating expenses will not change, and there are no fee waivers or expense reimbursements in effect. Although a shareholder's actual costs may be higher or lower, based on these assumptions the cost would be:

    1 Year   3 Years   5 Years   10 Years
    -------------------------------------
     $117     $365      $633      $1,398

         MORE ABOUT THE FUNDS

PRINCIPAL RISKS AND TECHNIQUES

The Funds may use the following principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Funds' investment strategies and techniques, see the Statement of Additional Information.

Principal Risks

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

- lack depth of management

- lack a proven track record

- be unable to generate funds necessary for growth or development

- be developing or marketing new products or services for which markets are not yet established and may never become established

- market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK -- Foreign security investments involve special risks not present in U.S. investments that can increase the risk that a Fund may lose money.

COUNTRY -- General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

FOREIGN MARKETS -- A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY -- Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1,

2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected:

- If the transition to euro, or EMU as a whole, does not proceed as planned.

- If a participating country withdraws from EMU.

- If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

Principal Investment Techniques

GROWTH AND VALUE STOCKS. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities--also known as convertibles--include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

ZERO COUPON SECURITIES. Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may

         More About the Funds

have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

- The Federal Home Loan Banks

- The Federal National Mortgage Association (FNMA)

- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)

- The Federal Farm Credit Banks.

There is virtually no credit risk with U.S. Government securities which are issued and backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts). However, some securities issued by U.S. government agencies are only backed by the issuing agency, and do contain some credit risk. In addition, neither the U.S. Government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. Government agencies or by private lenders.

These securities are subject to interest rate risk and credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than the portfolio manager anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income. Mortgage-backed securities are also subject to extension risk and the possibility of losing principal as a result of faster than anticipated prepayments.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers.

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN DEBT. Sovereign debt includes:

- Fixed income securities issued or guaranteed by foreign governments and governmental agencies

- Fixed income securities issued by government owned, controlled or sponsored foreign entities

- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers

- Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt

- Participations in loans between foreign governments and financial institutions

- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

OTHER INVESTMENT TECHNIQUES

The Funds may engage in hedging techniques such as the purchase and sale of options and future contracts, as described in the Statement of Additional Information.

The Statement of Additional Information contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 1999. This discussion provides an overview of the economy and how it affected the Funds during the year. It also provides a look into the current and future investment techniques and strategies of the Funds from the perspective of the portfolio managers.

STRONG NSAT MID CAP GROWTH FUND.

While international events were the focal point of investors during 1998, domestic economic fundamentals drove the market in 1999. As the economy and stock market continued their torrid pace, the Federal Reserve became very vocal expressing its desire to keep inflation in check. Every release of economic data was scrutinized for signs of inflation and economic overheating. As a result, the market had a very bearish tone throughout the year as any negative economic news generally prompted greater market reaction than did positive news. The Fed subsequently took back the three easements of 1998, with three tightenings of 0.25% each in 1999.

Much of the market's concern during 1999 was centered around the economy growing at a rate faster than the so-called sustainable rate. This robust growth and the economy's ability to create jobs pushed down the unemployment rate to a 29 year low of 4.1 percent and continued to deplete the pool of available workers to the consternation of the Fed. The Fed's fear is that this shortage of workers will ultimately lead to higher wages and an increase in inflation. Thanks largely to improvements in productivity, excess global capacity, and fierce competition, this has not yet happened. In fact, observed inflation remains largely in check. Although the Consumer Price Index through the end of November was up an annualized 2.7 percent versus a -1.6 percent rate in 1998, this was largely the result of a surge in energy prices. A more dependable measure of underlying inflationary pressures is the core rate of inflation, which excludes the energy and food components. The core rate was up 2.0 percent through November compared to a 2.3 percent rise in the comparable period in 1998.

The Fund finished 1999 with a strong 84.75% return, compared to the S&P 500 Index return of 21.04%. Our technology, retail, and energy sectors all had strong performance led by semiconductors, telecommunications, Internet-related issues, and oil services. An underweighted position in healthcare in the second quarter and an overweighted position in biotechnology in the fourth quarter also added to the Fund's performance relative to its benchmark.

The Fund's exposure remains concentrated in selected technology, health care, financial and energy service companies. The prospects for leading semiconductor companies continue to improve, driven by the rapid build-out of the Internet, the need for enhanced transmission capacity (bandwidth), and signs of accelerating Asian demand. Following a sharp correction in the second quarter, we have increased our exposure to Internet-related issues, with particular emphasis on Internet infrastructure beneficiaries. As the "Net" grows in depth and scope, E-commerce software enablers and companies involved in the expansion of its infrastructure are likely to prosper.

The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business to business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands, and a host of other applications. The successful implementation of technology remains an essential source of global competitiveness with superior returns on capital and market share gains the principal result.

During the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. We expect the Fed to remain vigilant, poised to nudge interest rates preemptively higher to offset signs of inflationary pressure. In our view, companies able to generate unit growth will continue to be the big winners in this environment. Without pricing, unit growth supports the higher revenue run rates needed to offset cost pressures.

Our preference is for pure plays in dynamic niche markets, new product cycles, or innovative new services. As growth investors, our investment team is constantly on the look out for investments exhibiting sustainable fundamental improvement regardless of industry in order to consistently outperform the broader market averages.

   COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE STRONG NSAT MID CAP
          GROWTH FUND AND THE S&P/BARRA MID CAP 400 GROWTH INDEX(1,2)
[LINE CHART]

                                                                 STRATEGIC GROWTH FUND         S&P/BARRA MID CAP 400 GROWTH INDEX
                                                                 ---------------------         ----------------------------------
10/31/97                                                                 10000                                10000
12/31/97                                                                 10220                                10197
12/31/98                                                                 11710                                13750
12/31/99                                                                 21636                                17703

---------------

(1 )The calculations in the graph assume reinvestment of dividends and distributions.

(2 )The S&P/Barra Mid Cap 400 Growth Index -- an unmanaged index of companies in the S&P 400 Mid Cap Index whose stocks have higher price-to-book ratios -- gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra Mid Cap 400 Growth Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

                        STRONG NSAT MID CAP GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

1 YEAR                    LIFE(1)
------                    -------
84.75%                     42.97%

---------------

(1) The Strong NSAT Mid Cap Growth Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

NATIONWIDE STRATEGIC VALUE FUND.

The year closed with a flurry as the S&P 500 Index returned 14.88% over the last three months of the millennium. The quarter more than doubled the return that the Index posted over the first three quarters of the year bringing the year end annual return for the Index to 21.04%. A consistent trend throughout the year was the rise of technology. Market growth and new additions to the Index saw technology increase as a percentage of the Index to almost one-third of the total weight.

The sectors that we continue to overweight going into the new year and have throughout the year are financials, basic materials, and transportation. All of our individual stock selections in those sectors continue to trade at very low valuations, and we believe they have solid fundamentals and earnings growth potential. The sectors leading the way for performance in the Fund to close the year were technology, health care, and utilities. The Fund outperformed its benchmark in the utility and health care sectors thanks to a rebound in our pharmaceutical selections and a strong quarter for the telephone stock BCE Inc. which rose over 80%. However, the Fund as a whole lagged the Index throughout the year due to an underweight in technology and a few stocks that struggled after reporting earnings shortfalls. Our technology underweight was due to extremely high valuations across many of the industries within the sector.

Generally summarizing the year, the first six months were dominated by a small group of large growth stocks. The second half of the year was driven by a technology sector growing at an amazing pace with multiples continuing to rise to once unheard of levels. We remain convinced that this rough period for value investors will end, but the timing is uncertain. The position of the Federal Reserve and its current series of rate hikes needs to be overcome. When it does, the market should begin to recognize the value of the many fundamentally solid companies currently being ignored.

Our policy has always been to remain fully invested in common stocks at all times, and we do not try to predict or "time" the market. The Fund will search for stocks trading at price/earnings rates less than the S&P average with better prospects for growth. This is an approach we have maintained since the inception of the Fund and we will continue to stick to this value approach.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE STRATEGIC VALUE FUND AND
                             THE S&P 500 INDEX(1,2)
[LINE CHART]

                                                                    STRATEGIC VALUE FUND                     S&P 500
                                                                    --------------------                     -------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10160                              10640
12/31/98                                                                   12000                              13690
12/31/99                                                                    9889                              16565

---------------

(1 )The calculations in the graph assume reinvestment of dividends and distributions.

(2 )The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

         Management

                              STRATEGIC VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

1 YEAR                    LIFE(1)
------                    -------
-3.07%                     -0.51%

---------------

(1) The Strategic Value Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

DREYFUS NSAT MID CAP INDEX FUND.

Until September 27, 1999, the Dreyfus NSAT Mid Cap Index Fund was actively managed and compared against the S&P MidCap 400 Index. Since September 27, 1999, the Dreyfus NSAT Mid Cap Index Fund has been managed passively to replicate the middle capitalization U.S. Equity market as represented by the S&P MidCap 400 Index. For the year the Fund outperformed this Index utilizing both management styles together. Going forward, the Fund utilizes a strategy of full replication, which entails holding all stocks in the S&P MidCap 400 in direct proportion to their weight in the index. S&P MidCap 400 depository receipts are utilized to efficiently manage daily cash flows.

Middle capitalization stocks had a strong performance for 1999. Among the best performing groups for 1999 were stocks of communication equipment companies and telephone companies. Among the worst performing groups for 1999 were stocks of consumer services companies and health distribution companies. The Dreyfus NSAT Mid Cap Index Fund holds all stocks in direct proportion to their weight in the Index.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN THE DREYFUS NSAT MID CAP INDEX FUND
                       AND THE S&P MIDCAP 400 INDEX(1,2)
[LINE CHART]

                                                                     MID CAP INDEX FUND                S&P MIDCAP 400 INDEX
                                                                     ------------------                --------------------
10/31/97                                                                   10000                              10000
12/31/97                                                                    9964                              10541
12/31/98                                                                   11041                              12553
12/31/99                                                                   13351                              14406

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The S&P MidCap 400 Index -- an unmanaged index of 400 stocks of medium-size U.S. companies -- gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

                        DREYFUS NSAT MID CAP INDEX FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

1 YEAR                    LIFE(1)
------                    -------
20.92%                     14.29%

---------------

(1) The Dreyfus NSAT Mid Cap Index Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

NATIONWIDE SMALL CAP VALUE FUND.

The Nationwide Small Cap Value Fund was up 27.84% for the year ended December 31, 1999. The Russell 2000 Value Index was down 1.49% for the year.

The smaller capitalization market ended another good year on a strong note. The growth sector, with its large technology component, dramatically outpaced the value side of the market. Indeed value stocks were essentially flat for the year while growth stocks were up about 50%. While this performance divergence has been a persistent characteristic of the market for several years, it was even more so in 1999.

Our sector focus has not changed significantly for the past several quarters. We continue to emphasize technology and energy stocks in the portfolio but, unlike recent quarters, these sectors underperformed their respective benchmarks for the fourth quarter. Energy prices fluctuated erratically as supply concerns, induced primarily by threats from producing countries to reduce output, continued to impact the market. Our portfolio of technology stocks had a positive return but lagged the Index due to the strong advance of Internet related companies which are clearly part of the growth investment spectrum.

We are also emphasizing the consumer sectors. The economy continues to grow at a healthy pace and inflation and unemployment remain low. The continued high level of consumer confidence should result in strong demand at the retail level.

Utilities and financial services remain underweighted relative to the benchmark. These sectors should continue to have slow earnings growth and investor enthusiasm will likely be dampened by interest rate concerns.

While we are disappointed in the quarterly results, we are encouraged by the large number of attractively priced stocks we are currently finding. We have continued to emphasize those sectors of the market where we find companies with good prospects selling at attractive prices. Our focus on the undervalued stocks with improving business momentum should continue to produce strong results.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SMALL CAP VALUE FUND AND
                       THE RUSSELL 2000 VALUE INDEX(1,2)
[LINE CHART]

                                                                    SMALL CAP VALUE FUND             RUSSELL 2000 VALUE INDEX
                                                                    --------------------             ------------------------
10/31/97                                                                   10000                              10000
12/31/97                                                                    9839                              10452
12/31/98                                                                    9537                               9778
12/31/99                                                                   12192                               9633

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Russell 2000(R) Value Index measures the performance of the value stocks in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000(R) Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

                              SMALL CAP VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

1 YEAR                    LIFE(1)
------                    -------
27.84%                      9.59%

---------------

(1) The Small Cap Value Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

NATIONWIDE SMALL CAP GROWTH FUND.

The Nationwide Small Cap Growth Fund began operations at the beginning of May 1999. Since inception, the Fund was up 105.01%. This compares to the Russell 2000 Growth Index, which advanced 33.73% during this time.

After five years of underperformance versus their large cap brethren, small cap stocks outperformed large caps in 1999. This outperformance was propelled by technology and other growth stocks in the Russell 2000 Index. The biggest story within the small cap universe was the differential returns between small cap growth stocks and small cap value stocks. As measured by the Russell 2000 style indices, small cap growth stocks gained 42.5% in 1999, whereas small cap value stocks actually declined 4.0% -- a 46.5% relative outperformance by growth stocks. Underlying sector performance was quite phenomenal as differences among sectors easily exceeded 100%. The strongest performing sector was the technology sector which returned over 110%. In fact, 10 stocks in the Russell 2000 Index returned over 1,000% (the next 10 top performers all returned over 750%). Other sectors exhibiting strong performance were the Utilities/Telecom sector which returned nearly 25%, Energy which returned 24% and Healthcare, which returned over 15%. Conversely, the Consumer Durable sector returned -22%, Consumer Noncyclicals were down over 15%, and Financials were down over 12%. On a stock by stock basis, however, less than 50% of the stocks in the Russell 2000 Index had positive returns and the median performance of stock in the Russell 2000 was down 4.9.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE SMALL CAP GROWTH FUND AND
                       THE RUSSELL 2000 GROWTH INDEX(1,2)
[LINE CHART]

                                                                   SMALL CAP GROWTH FUND            RUSSELL 2000 GROWTH INDEX
                                                                   ---------------------            -------------------------
5/1/99                                                                     10000                              10000
12/31/99                                                                   20501                              13373

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Russell 2000(R) Growth Index measures the performance of the growth companies in the Russell 2000 Index, which contains approximately 2000 common stocks issued by smaller capitalization U.S. companies. Unlike mutual fund returns, the Russell 2000(R) Growth Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.

                             SMALL CAP GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN
                         PERIOD ENDED DECEMBER 31, 1999

                      LIFE(1)
                      -------
                      105.01%

---------------

(1) The Small Cap Growth Fund commenced operations May 1, 1999.

Past performance is not predictive of future performance.

NATIONWIDE GLOBAL 50 FUND.

Until May 1, 2000, the Nationwide Global 50 Fund was the Nationwide Global Equity Fund, which was managed by its subadviser as a broadly diversified fund. The discussion of the Fund's performance included here is for 1999 when this strategy was being used; the performance of the Fund going forward may be different because of the Fund's new strategy of investing in a concentrated portfolio of global equities.

The total return for the Nationwide Global 50 Fund was 22.92% for the year ended December 31, 1999. The MSCI

         Management

World Index returned 24.93% and the Lipper VA Global Funds Average was 44.18% for the same time period.

PERFORMANCE ANALYSIS

Global equity markets ended 1999 significantly higher, with the technology sector inspiring much of the rise. This trend was particularly noticeable in the fourth quarter as the telecommunications and general technology sectors displayed returns of around 30% against returns of less than 5% in most other parts of the market. The dominance of the technology sector over the period led to very narrow markets.

The Fund has been managed in a core, risk controlled style, seeking to add value versus the benchmark (MSCI World Index), while seeking to control volatility. The managers identify three sources of added value: country/regional allocation, stock selection, and currency management.

Over the year, the decision to underweight the U.S. market was beneficial, with international markets (non-U.S.) finally outperforming. Overall, however, country allocation was negative for the period, mainly as a result of overweighting the United Kingdom and underweighting Japan.

Stock selection was positive over the period, with European stock selections performing particularly strongly. Stock selection in Japan also contributed to performance. The past year did, however, prove to be difficult for U.S. stock selection strategy. The dominance of growth stocks detracted from results. In addition, the Fund was adversely affected by sharp falls in a number of stock prices following the release of corporate profit news.

The continuing global economic growth is good for world equity markets, as is the prospect of significant liquidity entering the markets. On the other hand, we are facing the prospect of a further round of tightening by central banks. We continue to favor continental Europe, with its strong earnings momentum and high-predicted levels of merger and acquisition and initial public offering activity. The Fund is underweighted in the United States, where valuations look stretched.

 COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE GLOBAL 50 FUND AND THE
                             MORGAN STANLEY CAPITAL
                     INTERNATIONAL (MSCI) WORLD INDEX(1,2)
[LINE CHART]

                                                                       GLOBAL 50 FUND                       MSCI INDEX
                                                                       --------------                       ----------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10118                              10274
12/31/98                                                                   12054                              12615
12/31/99                                                                   14816                              16118

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Morgan Stanley Capital International (MSCI) World Index -- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia, and the Far East -- gives a broad look at how the stock prices of these companies have performed. Unlike mutual funds, the MSCI World Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

                                 GLOBAL 50 FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

1 YEAR                    LIFE(1)
------                    -------
22.92%                     19.89%

---------------

(1) The Global 50 Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

FEDERATED NSAT EQUITY INCOME FUND.

After a third quarter correction which began in mid-July and ended in mid-October, the market enjoyed a very strong performance to complete the year. Including a rise of 14.88% in the fourth quarter, the S&P 500 Index has just completed its fifth consecutive year of 20%+ gains. Much like last year, however, this remarkable performance was attributed to a relatively small number of stocks. Merrill Lynch reports that just 15 companies provided 100% of the S&P 500's return in 1999. Nearly 60% of the stocks in the index had negative returns for the year. It was also the second consecutive year in which "growth" stocks dramatically outperformed "value" stocks. According to Ned Davis Research, Inc., large-capitalization growth stocks outperformed large-capitalization value stocks by 25.9% in 1999.

The Federated NSAT Equity Income Fund had an outstanding year, returning 18.49% compared to the 3.34% return of the average equity income fund, as reported by Lipper Analytical Services.

This performance has been achieved by consistently choosing market-leading companies within a strategy of sector weightings similar to that of the S&P 500. During the late summer/early fall stock market correction, the Fund outperformed the S&P 500 with its conservative strategy. Income is achieved through the use of convertible bonds and preferred stocks; further, approximately 30% of the Fund's holdings are in common stocks which have raised their dividends in at least each of the last ten years.

The U.S. economy continues to be very strong and international economies are improving. Such strength has led to inflation fears, as reflected in the rising yield on the 30-year Treasury bond. The Federal Reserve is expected to increase short-term interest rates early in the new year, in an effort to cool the economy and prevent inflation. A "soft landing" with continued low inflation could allow this longest bull market on record to continue into the new millennium.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FEDERATED NSAT EQUITY
                     INCOME FUND AND THE S&P 500 INDEX(1,2)
[LINE CHART]

                                                                     EQUITY INCOME FUND                      S&P 500
                                                                     ------------------                      -------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10177                              10642
12/31/98                                                                   11717                              13683
12/31/99                                                                   13884                              16565

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

                       FEDERATED NSAT EQUITY INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

        1 YEAR            LIFE(1)
        ------            -------
18.49%                     16.37%

---------------

(1) The Federated NSAT Equity Income Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

J.P. MORGAN NSAT BALANCED FUND.

The J.P. Morgan NSAT Balanced Fund returned 0.87% for the year ended December 31, 1999 versus a combination of 50% Lehman Brothers Aggregate Bond Index and 50% S&P 500, which returned 9.79%. As of December 31, 1999, the J.P. Morgan NSAT Balanced Fund was allocated as follows: common stock (56%), investment grade bonds (34%), high yield securities (6%) and short term securities (4%). The Fund continues to evolve toward a 40% bond and 60% stock allocation in order to be similar to most balanced funds. For the quarter ended December 31, 1999 the Fund under-performed with a return of 0.92% versus 7.22% against the combination 50% bond index/50% S&P 500 index. The Fund's underperformance for the quarter and the year is primarily due to an underweighted position in richly valued technology stocks and a focus on large cap growth names which were mediocre performers for the year.

Through the quarter, equities were rebalanced in the direction of higher quality companies in industries perceived to have good long-term growth prospects. At the end of December, the largest equity holdings in order of size were: IBM, Anheuser Busch, General Electric, McDonalds, Coca-Cola, and AT&T. The intention is to position the Fund in equities that can compete against the S&P 500 with an emphasis on top quality.

The current stock market environment reflects the tug-of-war that often occurs at inflection points in the economy. The U.S. stock market has benefited from the ideal combination of a strong domestic economy and low domestic interest rates, but now must contend with changes that are taking place in the world economy.

Financial markets are likely to intensify their focus on labor markets in early 2000, following the lead of the Federal Reserve policymakers. Recent Federal Open Market Committee (FOMC) policy statements have highlighted diminishing labor market slack due to the imbalance between aggregate supply and demand, which could prove inflationary. Chairman Greenspan has warned repeatedly of a shortage of available workers.

Going forward the global economy should enjoy a healthy start in the new millennium. The medium term outlook for global growth has improved, reflecting both a higher capacity for growth in the U.S. and evidence that this increased capacity will spread elsewhere in the industrial world. Nonetheless, the risks to the outlook remain notable, including widely cited U.S. imbalances that have surfaced in recent years.

         Management

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P. MORGAN NSAT BALANCED
   FUND, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2) [LINE CHART]

                                                      LB AGGR. BOND                  S&P 500                  BALANCED FUND
                                                      -------------                  -------                  -------------
10/31/97                                                  10000                       10000                       10000
12/31/97                                                  10147                       10642                       10146
12/31/98                                                  11030                       13683                       10965
12/31/99                                                  10936                       16565                       11060

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Standard & Poor's 500 Index -- an unmanaged index of 500 widely-held stocks of large U.S. companies -- gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not incur expenses. If these indices incurred expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

                       J.P. MORGAN NSAT BALANCED FUND(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

        1 YEAR            LIFE(2)
        ------            -------
0.87%                       4.76%

---------------

(1 )The performance shown is for a period when the Fund's previous subadviser, not J.P. Morgan Investment Management Inc., managed the Fund.

(2 )The J.P. Morgan NSAT Balanced Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

MAS NSAT MULTI SECTOR BOND FUND.

The MAS NSAT Multi Sector Bond Fund returned 1.56% for the twelve month period ended December 31, 1999 versus the Lehman Brothers Aggregate Bond Index, which returned -0.83%. The Fund's outperformance for the year relative to the benchmark can be attributed to its overweighted position in the high yield and the emerging market debt sectors, which performed relatively well.

The investment grade bond market started 1999 off strong, benefiting from stable treasury rates, declining volatility, and a reduction in liquidity premiums. Away from investment grade, performance for high yield bonds and emerging market debt had a stellar start, as the financial markets shrugged off Brazil's currency problems. As the year progressed, however, the bond market encountered some difficulties. Fears of an overheating economy coupled with mounting investor fear of inflation and Y2K concerns conspired against the fixed income sector. The mounting inflation concerns forced a proactive Federal Reserve to raise the Federal Funds rate three times from 4.75% to 5.50%. Inflation risks, however, still seem uncomfortably high. Dealers took on lower inventories as they prepared for Y2K, which resulted in an illiquid market.

The Fund continued to rotate within the fixed income sector during the quarter. Emerging market, high yield and non-U.S. investment grade allocations were increased. The Fund subsequently lowered its U.S. investment grade exposure. Going forward, the Fund intends to be more aggressive in adjusting its U.S. investment grade and emerging markets allocations.

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
 IN THE MAS NSAT MULTI SECTOR BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX(1,2)
[LINE CHART]

                                                                   MULTI SECTOR BOND FUND                   LBAB INDEX
                                                                   ----------------------                   ----------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10100                              10140
12/31/98                                                                   10370                              10257
12/31/99                                                                   10528                              10936

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Lehman Brothers Aggregate Bond Index -- an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.

                       MAS NSAT MULTI SECTOR BOND FUND(1)
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

        1 YEAR            LIFE(2)
        ------            -------
1.56%                       2.41%

---------------

(1) The performance shown is for a period when the Fund's previous subadviser, not Miller Anderson & Sherrerd, LLP, managed the Fund.

(2) The MAS NSAT Multi Sector Bond Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

FEDERATED NSAT HIGH INCOME BOND FUND.

High yield bonds generated attractive relative returns for the year, although absolute returns were held back by the general rise in interest rates and an increase in default rates. Fourth quarter trends that impacted the market were consistent with those seen throughout 1999. The high yield market gained its strength from the continued surge in U.S. economic activity, rebounding foreign economies, and soaring equity markets. The fourth quarter also benefited from modest new issue supply, especially when viewed against expectations and an alleviation of Y2K concerns. The attractive relative returns are illustrated by the yield spread between high yield bonds and treasury securities which tightened by approximately 50 basis points during the quarter and 75 basis points for the year according to the First Boston High Yield Index. These positives were tempered by a roughly 50 basis point rise in yields on 10-year U.S. Treasury bonds during the fourth quarter, 175 basis points for the 12-month period, and continuing high levels of credit downgrades and defaults. We expect that defaults will top 4% for the first time since 1991. The rise in default rates despite a strong economy was the result of 1998's decline in energy prices which impacted many energy companies in early 1999 and the high level of issuance in the 1996-1998 time period. Historically, there is a correlation between periods of heavy issuance and defaults on a lagged basis. For the year as a whole, the Lehman Brothers High Yield Index returned 2.39% versus -0.83% for the Lehman Brothers Aggregate Bond Index.

The Fund returned 2.57% in the fourth quarter, outperforming the Lehman Brothers High Yield Bond Index. The Fund is overweighted the B-rated sector, which outperformed both the more interest rate sensitive BB-rated sector and the more credit impacted CCC-rated sector. The Fund's overweight in telecommunications aided performance as this large market sector outperformed the overall market, especially the wireless sub-segment. Strong performers in telecommunications include: Telesystems International, Millicom, Winstar, Teligent, and Nextel. The Fund also benefited from its overweight in cable TV as positions in RCN and UIH Australia Pacific outperformed the overall market. Other strong performers for the quarter include: Sterling Chemical, which benefited from better styrene prices; Regal Cinemas, which exceeded earnings expectations and R&B Falcon, which benefited from the rebound in oil drilling volume and dayrates. On the negative side, several positions underperformed based on weak operating performance. They include: Revlon, Ameriserve, Clark Materials, Dialog, and AEI Resources.

The Fund returned 3.19% for the full year, outperforming its benchmark. The B-rated cable TV and telecommunications mentioned above helped performance for the full year. The Fund also experienced a default rate well below the industry average which aided performance. The Fund's underweight in the energy sector and forest product sector hurt full-year performance as those sectors were some of the strongest performers for the full year.

Looking into 2000, we believe that strong economic growth worldwide coupled with attractive yield spreads will lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the domestic economy may temper absolute returns. We believe default rates, which increased in 1999 to their highest level in eight years, will remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults has, to some degree, already been felt.

From a portfolio perspective, we continue to like the telecommunications sector, as strong operating gains and consolidation activity provide opportunities for strong relative returns. We also think that cable TV plant upgrades in both the U.S. and western Europe will lead to strong performance by fund holdings in companies such as United International, United Pan-European, NTL, and Charter Communications. We also believe that specific fund holdings in healthcare and chemicals, which underperformed in 1999, are poised to rebound in 2000.

         Management

                COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT
              IN THE FEDERATED NSAT HIGH INCOME BOND FUND AND THE
                     LEHMAN BROTHERS HIGH YIELD INDEX(1,2)
[LINE CHART]

                                                                   HIGH INCOME BOND FUND                    LBHY INDEX
                                                                   ---------------------                    ----------
10/31/97                                                                   10000                              10000
12/31/97                                                                   10228                              10185
12/31/98                                                                   10821                              10348
12/31/99                                                                   11166                              10622

---------------

(1) The calculations in the graph assume the reinvestment of dividends and distributions.

(2) The Lehman Brothers High Yield Index -- an unmanaged index of bonds that are rated below investment grade -- gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not incur expenses. If this index incurred expenses, the actual returns of this index would be lower.

                      FEDERATED NSAT HIGH INCOME BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED DECEMBER 31, 1999

        1 YEAR            LIFE(1)
        ------            -------
3.19%                       5.23%

---------------

(1) The Federated NSAT High Income Bond Fund commenced operations October 31, 1997.

Past performance is not predictive of future performance.

INVESTMENT MANAGEMENT

Investment Adviser

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the assets and supervises the daily business affairs of the Nationwide Separate Account Trust (the Trust). Subject to the supervision and direction of the Trustees, VMF also determines the allocation of Fund assets among the subadvisers and evaluates and monitors the performance of the subadvisers. VMF is also authorized to select and place portfolio investments on behalf of a Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999 and manages mutual fund assets. As of August 31, 2000, VMF and its affiliates had approximately $24.2 billion in assets under management.

Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total fee paid by each of the Funds for the fiscal year ended December 31, 1999 -- expressed as a percentage of each Fund's average daily net assets--was as follows:

                  FUND                      FEE
                  ----                      ----
Strong NSAT Mid Cap Growth Fund             0.90%
Strategic Value Fund                        0.90%
Dreyfus NSAT Mid Cap Index Fund             0.88%
Small Cap Value Fund                        0.90%
Small Cap Growth Fund                       1.10%
Global 50 Fund                              1.00%
Federated NSAT Equity Income Fund           0.80%
J.P. Morgan NSAT Balanced Fund              0.75%
MAS NSAT Multi Sector Bond Fund             0.75%
Federated NSAT High Income Bond Fund        0.80%

Multi-Management Structure

VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate subadvisers without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Funds:

- performing initial due diligence on prospective subadvisers for the Funds

- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

- communicating performance expectations and evaluations to the subadvisers

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

The Subadvisers. Subject to the supervision of VMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for the Funds.

Strong NSAT Mid Cap Growth Fund. STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is a subadviser for the Strong NSAT Mid Cap Growth Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion as of December 31, 1999.

PORTFOLIO MANAGER: Ronald C. Ognar, a Chartered Financial Analyst with more than 30 years of investment experience, is primarily responsible for the Strong NSAT Mid Cap Growth Fund's portfolio. He also manages the Strong Growth Fund, the Strong Growth Fund II and the Strong Growth 20 Fund; he co-manages the Strong Total Return Fund and the Strong Mid Cap Growth Fund.

Strategic Value Fund. SCHAFER CAPITAL MANAGEMENT, INC. (SCHAFER CAPITAL), 101 Carnegie Center, Princeton, New Jersey 08540, manages the Strategic Value Fund through a sub-contract with Strong. Schafer Capital was formed in 1984. As of December 31, 1999, Schafer had approximately $595 million in assets under management. These assets are managed for other mutual funds and pension plans.

PORTFOLIO MANAGER: David K. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer is the President of Schafer Capital and is primarily responsible for the day-to-day management of the Strategic Value Fund's portfolio. In 1981, Mr. Schafer founded Schafer Capital.

Small Cap Value Fund and Dreyfus NSAT Mid Cap Index Fund. THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Small Cap Value Fund and the Dreyfus NSAT Mid Cap Index Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 1999, the subadviser managed or administered approximately $129 billion in assets for approximately
1.8 million investor accounts nationwide.

PORTFOLIO MANAGERS: Peter I. Higgins has primary day-to-day responsibility for management of the Small Cap Value Fund's portfolio. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC. (TBC Asset Management), an affiliate of Dreyfus or its predecessor since May 1991.

Steven A. Falci has primary responsibility for the management of the Dreyfus NSAT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity since 1994. He had previously been Managing Director -- Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Steve is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

Small Cap Growth Fund. MILLER ANDERSON & SHERRERD, LLP (MAS) is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MAS is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (MSDW) and is a division of Morgan Stanley Dean Witter Investment Management (MSDW Investment Management). MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1999, MSDW Investment Management had in excess of $145 billion in assets under management.

PORTFOLIO MANAGERS: Arden C. Armstrong, Managing Director, Morgan Stanley Dean Witter & Co., joined MAS in 1986. She joined the MAS Funds' management team for the Mid Cap Growth portfolio in 1990, the Growth portfolio in 1993 the Equity portfolio in 1994, and the Small Cap Growth portfolio in 1998.

David P. Chu, Vice President, Morgan Stanley Dean Witter & Co., joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, Trade Street Investment Associates. He joined the MAS Funds' management team for the Mid Cap Growth portfolio and the Small Cap Growth portfolio in 1998.

Steven B. Chulik joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth portfolios in 1999.

NEUBERGER BERMAN, LLC (NEUBERGER BERMAN) is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its affiliates and predecessor firms have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities ac-

         Management

counts that had approximately $54.4 billion of assets as of December 31, 1999. Neuberger Berman is a member firm of the New York Stock Exchange and other principal exchanges and acts as the Fund's primary broker in the purchase and sale of securities for the portion of the Fund's portfolio managed by Neuberger Berman.

PORTFOLIO MANAGERS: Michael F. Malouf has been with Neuberger Berman since 1998 as a portfolio manager. He is also a Vice President of its affiliate, Neuberger Berman Management Inc. From 1991 to 1998 he served as an analyst, and then as portfolio manager, at Dresdner RCM Global Investors LLC.

Jennifer K. Silver is a principal of Neuberger Berman and a Vice President of its affiliate, Neuberger Berman Management Inc. She has been the Director of the Growth Equity Group since 1997. From 1981 to 1997, she was an analyst and a portfolio manager at Putnam Investments.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (WRIMCO) is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201-9217. WRIMCO acts as investment manager to numerous investment companies and accounts. As of August 31, 2000, WRIMCO managed over $39 billion in assets.

PORTFOLIO MANAGERS: Mark G. Seferovich is Senior Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Grant P. Sarris is Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.

Prior to October 1, 2000, the Small Cap Growth Fund was partly managed by Franklin Advisers, Inc.

Global 50 Fund and J.P. Morgan NSAT Balanced Fund. J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company, is the subadviser for the Global 50 Fund and the J.P. Morgan NSAT Balanced Fund. The subadviser offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. The subadviser uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 1999, the subadviser had assets under management of $349 billion, including approximately $3.2 billion in global equity portfolios.

Prior to May 1, 2000, the J.P. Morgan NSAT Balanced Fund was managed by Salomon Brothers Asset Management, Inc.

GLOBAL 50 FUND PORTFOLIO MANAGERS: The portfolio management team is led by Andrew Cormie, vice president, who has been an international equity portfolio manager since 1977 and employed by J.P. Morgan since 1984. Thomas Madsen, managing director, who has been an international equity portfolio manager since 1984 and employed by J.P. Morgan since 1979 and Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by J.P. Morgan since 1992.

J.P. MORGAN NSAT BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Kathryn Jonas, Vice President, are the portfolio managers for the J.P. Morgan NSAT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Strategy group. Ms. Jonas joined J.P. Morgan in 1997 after eleven years at Morgan Stanley & Co., where she was a member of Morgan Stanley Asset Management's Emerging Markets investment team. From 1985 to 1994, prior to joining Morgan Stanley Asset Management, Ms. Jonas co-managed the Morgan Stanley Capital International Indices business.

Federated NSAT Equity Income Fund and Federated NSAT High Income Bond
Fund. FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated NSAT Equity Income Fund and Federated NSAT High Income Bond Fund with offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 1999, Federated had approximately $125 billion in assets under management, representing the assets of other mutual funds and private accounts.

FEDERATED NSAT EQUITY INCOME FUND PORTFOLIO MANAGERS: Linda A. Duessel and David
P. Gilmore are primarily responsible for the day-to-day management of the Federated NSAT Equity Income Funds' portfolio. Ms. Duessel joined Federated Investors, Inc. in 1991 and has been a Vice President of a subsidiary of the subadviser since 1995. From 1991 through 1995, Ms. Duessel was an Assistant Vice President of a subsidiary of the subadviser. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999. From January 1992 to May 1995, Mr. Gilmore was a Senior Associate with Coopers & Lybrand.

FEDERATED NSAT HIGH INCOME BOND FUND PORTFOLIO MANAGER: Mark E. Durbiano has been primarily responsible for the day-to-day management of the Federated NSAT High Income Bond Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of a subsidiary of the subadviser since 1996.

MAS NSAT Multi Sector Bond Fund. MILLER ANDERSON & SHERRERD, LLP (MAS) is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MAS is owned by indirect subsidiaries of MSDW and is a division of MSDW Investment Management. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 1999, MSDW Investment Management had in excess of $145 billion in assets under management. Prior to May 1, 2000, the MAS NSAT Multi Sector Bond Fund was managed by Salomon Brothers Asset Management, Inc.

PORTFOLIO MANAGERS: Thomas L. Bennett, Kenneth B. Dunn, Stephen F. Esser and J. David Germany.

THOMAS L. BENNETT, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1984. He joined the management team for the MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

KENNETH B. DUNN, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1987. He joined the management team for the MAS Funds' Fixed Income Portfolio in 1987, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

STEPHEN F. ESSER, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1988. He joined the management team for the MAS Funds' High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

J. DAVID GERMANY, Managing Director, Morgan Stanley & Co. Incorporated, joined MAS in 1991. He joined the management team for the MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Historical Performance of the Subadvisers

Each of the Funds, other than the Small Cap Growth Fund, which began operations on May 1, 1999, began operations on October 31, 1997. The following table shows the Funds' historical performance:

                          AVERAGE ANNUAL TOTAL RETURNS

          FOR PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------
           FUND              1 YEAR     SINCE INCEPTION
           ----              -------    ---------------
Strong NSAT Mid Cap Growth
  Fund                        84.75%         42.97%
Strategic Value Fund          -3.07%         -0.51%
Dreyfus NSAT Mid Cap Index
  Fund(1)                     20.92%         14.29%
Small Cap Value Fund          27.84%          9.59%
Small Cap Growth Fund(1,2)       N/A        105.01%
Global 50 Fund(1)             22.92%         19.89%
Federated NSAT Equity
  Income Fund                 18.49%         16.37%
J.P. Morgan NSAT Balanced
  Fund(1)                      0.87%          4.76%
MAS NSAT Multi Sector Bond
  Fund(1)                      1.56%          2.41%
Federated NSAT High Income
  Bond Fund                    3.19%          5.23%

Although the Funds have been operating for only a limited time, some of the subadvisers have managed similar mutual funds or institutional accounts for a longer period. These other mutual funds or institutional accounts have investment objectives and strategies that are substantially similar, but not necessarily identical, to those of the Funds. We have included performance information about these other mutual funds or institutional accounts for comparison purposes, BUT THESE OTHER MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS ARE SEPARATE AND DISTINCT FROM EACH FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR A FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR A FUND'S OWN PERFORMANCE.

If you purchase a Fund through a variable annuity contract or a variable life insurance policy, you will also be subject to charges relating to these contracts or policies. Both the performance for the Funds listed above and the subadviser performance included below do not reflect these charges, which would reduce the your total return. Therefore, these performance figures are only of limited use for comparative purposes.
------------

(1) The performance for these Funds covers a period (a partial period for the Dreyfus NSAT Mid Cap Index Fund) when a different subadviser managed the Fund or the Fund was managed in a different style.

(2) The Small Cap Growth Fund began operations on May 1, 1999, and has less than one year of performance.

         Management

The performance of similar mutual funds or institutional accounts managed by the subadvisers may not be comparable to the performance of a Fund because of the following differences:

- brokerage commissions and dealer spreads

- expenses (including management fees)

- the size of the investment in a particular security in relation to the portfolio size

- the timing of purchases and sales (including the affect of market conditions at that time)

- the timing of cash flows into the portfolio

- the availability of cash for new investments.

If the historical performance relates only to institutional accounts (including institutional accounts that are included in composite performance), the performance may not be comparable to the performance of the Funds because, unlike the Funds, the institutional accounts may not be required to do the following:

- redeem shares upon request

- meet the same diversification requirements as mutual funds

- follow the same tax restrictions and investment limitations as mutual funds.

In some instances the performance of the institutional accounts is calculated by combining the performance of all similarly managed accounts into a composite. Depending on the subadviser, the composite may or may not also contain registered mutual funds. If the accounts within each composite had been subject to all Fund expenses, their performance may have been lower. As indicated below, the composite performance may be prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards), which are different from the performance methodology used by registered investment companies like the Funds. AIMR has not been involved with the preparation or review of this information.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions.

Historical performance information has been provided by the following
Subadvisers: Strong, Schafer, J.P. Morgan and Federated. The Funds believe that it is reliable, but the Funds have not independently verified it.

STRONG CAPITAL MANAGEMENT, INC. Strong is the subadviser for the Strong NSAT Mid Cap Growth Fund. The following chart shows the average annual total returns of the Strong Growth Fund. Strong manages this fund in a manner substantially similar to the way it manages the Strong NSAT Mid Cap Growth Fund. The historical investment performance of the Strong Growth Fund reflects the deduction of total annual operating expenses of 1.24% as of December 31, 1999, which are higher than the total operating expenses of the Strong NSAT Mid Cap Growth Fund before fee waivers.
                          AVERAGE ANNUAL TOTAL RETURN
                               STRONG GROWTH FUND

         FOR PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------
          1 YEAR                    5 YEARS*
          ------                    --------
          75.06%                     34.86%

------------

* The Strong Growth Fund commenced operations on December 31, 1993.

SCHAFER CAPITAL MANAGEMENT, INC. Through a sub-contract with Strong, Schafer manages the Strategic Value Fund. The following chart shows the average annual total returns of the Strong Schafer Value Fund. Schafer manages this fund in a manner substantially similar to the way it manages the Strategic Value Fund. The historical investment performance of the Strong Schafer Value Fund reflects the deduction of total annual operating expenses of 1.36% as of December 31, 1999, which are higher than the total operating expenses of the Strategic Value Fund before fee waivers.

                          AVERAGE ANNUAL TOTAL RETURN
                           STRONG SCHAFER VALUE FUND

           FOR PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------
       1 YEAR              5 YEARS          10 YEARS
       ------              -------          --------
       -16.37%              10.78%            11.53%

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. Morgan is the subadviser for the J.P. Morgan NSAT Balanced Fund. The following chart shows the average annual total returns of the J.P. Morgan Balanced Commingled Account Composite. Each of the accounts in this composite is managed by J.P. Morgan in a manner substantially similar to the way it manages the J.P. Morgan NSAT Balanced Fund. The historical investment performance of the composite reflects the deduction of a 0.60% advisory fee, which is the maximum fee charged by J.P. Morgan for accounts in the composite, but does not include the deduction of custody fees, which vary by account. These fees are lower than the total annual operating expenses of the J.P. Morgan NSAT Balanced Fund before fee waivers. J.P. Morgan prepared this performance in compliance with AIMR Standards.

                          AVERAGE ANNUAL TOTAL RETURN
                    J.P. MORGAN BALANCED COMMINGLED ACCOUNT

           FOR PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------
       1 YEAR              5 YEARS          10 YEARS
       ------              -------          --------
        10.57%              18.88%            13.87%

FEDERATED INVESTMENT COUNSELING. Federated Investment Counseling is the subadviser for the Federated NSAT Equity Income Fund. The following chart shows the average annual total returns of the Class A Shares of the Federated Equity Income Fund, Inc. This fund is managed by Federated Advisers, an affiliate of the subadviser, in a manner substantially similar to the way the Federated NSAT Equity Income Fund is managed. The historical investment performance of the Class A Shares of the Federated Equity Income Fund, Inc. reflects the deduction of total annual operating expenses of 1.10% as of December 31, 1999, which are higher than the total operating expenses of the Federated NSAT Equity Income Fund before fee waivers.

                          AVERAGE ANNUAL TOTAL RETURN
               FEDERATED EQUITY INCOME FUND, INC., CLASS A SHARES

           FOR PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------
       1 YEAR              5 YEARS          10 YEARS
       ------              -------          --------
        17.57%              22.75%            15.98%

Federated is also the subadviser for the Federated NSAT High Income Bond Fund. The following chart shows the average annual total returns of the Federated High Yield Composite. Each of the portfolios in the composite is a mutual fund registered with the SEC and is managed by Federated and its affiliates in a manner substantially similar to the way the Federated NSAT High Income Bond Fund is managed. The historical investment performance of the Federated High Yield Composite reflects the deduction of the composite's average total operating expenses of 1.23% as of December 31, 1999, which are higher than the total operating expenses of the Federated NSAT High Income Bond Fund before fee waivers.

                          AVERAGE ANNUAL TOTAL RETURN
                         FEDERATED HIGH YIELD COMPOSITE

           FOR PERIODS ENDED DECEMBER 31, 1999
---------------------------------------------------------
       1 YEAR              5 YEARS          10 YEARS
       ------              -------          --------
        2.50%               9.92%             11.75%

         BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, to fund benefits payable under variable life insurance policies and variable annuity contracts. Shares of the Funds may also be sold to affiliated Funds of Funds, and may in the future be sold to other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable annuity contracts or variable life insurance policies. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable annuity contracts or variable life insurance policies may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract or policy owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable annuity contract or variable life insurance policy. This prospectus should be read in conjunction with the prospectus of the separate account of your specific insurance product.

Each Fund sells its shares to separate accounts of both Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and may sell its shares to separate account of other unaffiliated insurance companies. The Funds currently do not foresee any disadvantages to the owners of variable annuity contracts or variable life insurance products arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV is determined by dividing the total market value of the securities owned by a Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

- Christmas Day

- New Year's Day

- Martin Luther King Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving Day

- other days when the New York Stock Exchange is not open.

The Funds reserve the right not to determine NAV when:

- a Fund has not received any orders to purchase, sell, or exchange shares

- changes in the value of a Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions. The redemption price is the NAV next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                        STRONG NSAT MID CAP GROWTH FUND                  STRATEGIC VALUE FUND
                                    ----------------------------------------   ----------------------------------------
                                                               PERIOD                                     PERIOD
                                                          OCTOBER 31, 1997                           OCTOBER 31, 1997
                                       YEARS ENDED         (COMMENCEMENT          YEARS ENDED         (COMMENCEMENT
                                      DECEMBER 31,         OF OPERATIONS)        DECEMBER 31,         OF OPERATIONS)
                                    -----------------   THROUGH DECEMBER 31,   -----------------   THROUGH DECEMBER 31,
                                     1999      1998             1997            1999      1998             1997
                                    -------   -------   --------------------   -------   -------   --------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $ 11.70   $ 10.21          $10.00          $ 10.12   $ 10.15          $10.00
  Net investment income               (0.01)       --            0.01             0.09      0.07            0.01
  Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and translation of assets and
     liabilities in foreign
     currencies                        9.87      1.49            0.21            (0.41)    (0.03)           0.15
                                    -------   -------          ------          -------   -------          ------
     Total from investment
       operations                      9.86      1.49            0.22            (0.32)     0.04            0.16
                                    -------   -------          ------          -------   -------          ------
  Dividends from net investment
     income                              --        --           (0.01)           (0.08)    (0.07)          (0.01)
  Dividends from net realized gain
     from investment transactions     (1.12)       --              --            (0.14)       --              --
  Dividends in excess of net
     realized gains from
     investments and foreign
     currency                            --        --              --            (0.17)       --              --
                                    -------   -------          ------          -------   -------          ------
     Total distributions              (1.12)       --           (0.01)           (0.39)    (0.07)          (0.01)
                                    -------   -------          ------          -------   -------          ------
     Net increase (decrease) in
       net asset value                 8.74      1.49            0.21            (0.71)    (0.03)           0.15
                                    -------   -------          ------          -------   -------          ------
NET ASSET VALUE -- END OF PERIOD    $ 20.44   $ 11.70          $10.21          $  9.41   $ 10.12          $10.15
                                    =======   =======          ======          =======   =======          ======
Total Return                          84.75%    14.59%           2.20%           (3.07)%    0.39%           1.63%
Ratios and supplemental data:
  Net Assets, end of period (000)   $99,091   $10,342          $1,347          $17,254   $15,279          $1,469
  Ratio of expenses to average net
     assets                            1.00%     1.00%           1.00%(1)         1.00%     1.00%           1.00%(1)
  Ratio of expenses to average net
     assets(2)                         1.23%     1.55%           6.33%(1)         1.22%     1.23%           5.54%(1)
  Ratio of net investment income
     to average net assets            (0.15)%   (0.04)%          0.68%(1)         0.88%     0.86%           0.96%(1)
  Ratio of net investment income
     to average net assets(2)         (0.38)%   (0.59)%         (4.65)%(1)        0.66%     0.63%          (3.58)%(1)
  Portfolio turnover                 637.83%   369.83%          27.32%          113.30%    68.65%           5.38%

---------------

(1) Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
(2) Ratios calculated as if no fees were waived or expenses reimbursed.

                                          FEDERATED NSAT EQUITY INCOME FUND         FEDERATED NSAT HIGH INCOME BOND FUND
                                       ----------------------------------------   ----------------------------------------
                                                                  PERIOD                                     PERIOD
                                                             OCTOBER 31, 1997                           OCTOBER 31, 1997
                                          YEARS ENDED         (COMMENCEMENT          YEARS ENDED         (COMMENCEMENT
                                         DECEMBER 31,         OF OPERATIONS)        DECEMBER 31,         OF OPERATIONS)
                                       -----------------   THROUGH DECEMBER 31,   -----------------   THROUGH DECEMBER 31,
                                        1999      1998             1997            1999      1998             1997
                                       -------   -------   --------------------   -------   -------   --------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 11.47   $ 10.16          $10.00          $ 10.04   $ 10.12          $10.00
  Net investment income                   0.05      0.10            0.02             0.83      0.66            0.11
  Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments        2.06      1.44            0.16            (0.52)    (0.08)           0.12
                                       -------   -------          ------          -------   -------          ------
     Total from investment operations     2.11      1.54            0.18             0.31      0.58            0.23
                                       -------   -------          ------          -------   -------          ------
  Dividends from net investment
     income                              (0.04)    (0.10)          (0.02)           (0.83)    (0.66)          (0.11)
  Dividends from net realized gain
     from investment transactions        (0.01)    (0.13)             --               --        --              --
                                       -------   -------          ------          -------   -------          ------
     Total distributions                 (0.05)    (0.23)          (0.02)           (0.83)    (0.66)          (0.11)
                                       -------   -------          ------          -------   -------          ------
     Net increase (decrease) in net
       asset value                        2.06      1.31            0.16            (0.52)    (0.08)           0.12
                                       -------   -------          ------          -------   -------          ------
NET ASSET VALUE -- END OF PERIOD       $ 13.53   $ 11.47          $10.16          $  9.52   $ 10.04          $10.12
                                       =======   =======          ======          =======   =======          ======
Total Return                             18.49%    15.13%           1.77%            3.19%     5.80%           2.28%
Ratios and supplemental data:
  Net Assets, end of period (000)      $29,189   $14,194          $1,610          $64,754   $36,630          $6,029
  Ratio of expenses to average net
     assets                               0.95%     0.95%           0.95%(1)         0.95%     0.95%           0.95%(1)
  Ratio of expenses to average net
     assets(2)                            1.09%     1.15%           5.63%(1)         1.15%     1.12%           2.18%(1)
  Ratio of net investment income to
     average net assets                   0.43%     1.11%           1.34%(1)         8.81%     7.88%           6.96%(1)
  Ratio of net investment income to
     average net assets(2)                0.29%     0.91%          (3.34)%(1)        8.61%     7.71%           5.73%(1)
  Portfolio turnover                     45.16%    49.12%          14.52%           22.04%    24.25%           7.37%

---------------

(1) Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
(2) Ratios calculated as if no fees were waived or expenses reimbursed.

         Financial Highlights

                                            J.P. MORGAN NSAT BALANCED FUND            MAS NSAT MULTI SECTOR BOND FUND
                                       ----------------------------------------   ----------------------------------------
                                                                  PERIOD                                     PERIOD
                                                             OCTOBER 31, 1997                           OCTOBER 31, 1997
                                          YEARS ENDED         (COMMENCEMENT          YEARS ENDED         (COMMENCEMENT
                                         DECEMBER 31,         OF OPERATIONS)        DECEMBER 31,         OF OPERATIONS)
                                       -----------------   THROUGH DECEMBER 31,   -----------------   THROUGH DECEMBER 31,
                                        1999      1998             1997            1999      1998             1997
                                       -------   -------   --------------------   -------   -------   --------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.58   $ 10.10          $10.00          $  9.82   $ 10.05          $10.00
  Net investment income                   0.37      0.30            0.05             0.61      0.48            0.05
  Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and translation of assets and
     liabilities in foreign
     currencies                          (0.28)     0.51            0.10            (0.47)    (0.22)           0.05
                                       -------   -------          ------          -------   -------          ------
     Total from investment operations     0.09      0.81            0.15             0.14      0.26            0.10
                                       -------   -------          ------          -------   -------          ------
  Dividends from net investment
     income                              (0.36)    (0.30)          (0.05)           (0.59)    (0.47)          (0.05)
  Dividends from net realized gain
     from investment and foreign
     currency transactions                  --     (0.03)             --               --     (0.01)             --
     Tax return of capital                  --        --              --               --     (0.01)             --
                                       -------   -------          ------          -------   -------          ------
     Total distributions                 (0.36)    (0.33)          (0.05)           (0.59)    (0.49)          (0.05)
                                       -------   -------          ------          -------   -------          ------
     Net increase (decrease) in net
       asset value                       (0.27)     0.48            0.10            (0.45)    (0.23)           0.05
                                       -------   -------          ------          -------   -------          ------
NET ASSET VALUE -- END OF PERIOD       $ 10.31   $ 10.58          $10.10          $  9.37   $  9.82          $10.05
                                       =======   =======          ======          =======   =======          ======
Total Return                              0.87%     8.07%           1.46%            1.56%     2.60%           1.04%
Ratios and supplemental data:
  Net Assets, end of period (000)      $78,157   $40,885          $1,886          $72,862   $36,965          $2,032
  Ratio of expenses to average net
     assets                               0.90%     0.90%           0.90%(1)         0.90%     0.90%           0.90%(1)
  Ratio of expenses to average net
     assets(2)                            1.00%     0.96%           4.90%(1)         1.02%     0.96%           4.41%(1)
  Ratio of net investment income to
     average net assets                   3.68%     3.81%           4.08%(1)         7.03%     6.42%           4.77%(1)
  Ratio of net investment income to
     average net assets(2)                3.58%     3.75%           0.08%(1)         6.91%     6.36%           1.26%(1)
  Portfolio turnover                    103.69%   137.35%           0.19%          242.89%   287.69%          48.90%

---------------

(1) Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
(2) Ratios calculated as if no fees were waived or expenses reimbursed.

                                                                               SMALL CAP
                                        SMALL CAP VALUE FUND                  GROWTH FUND         GLOBAL 50 FUND
                              -----------------------------------------   --------------------   -----------------
                                                          PERIOD                 PERIOD
                                                     OCTOBER 31, 1997         MAY 1, 1999
                                 YEARS ENDED          (COMMENCEMENT          (COMMENCEMENT          YEARS ENDED
                                 DECEMBER 31,         OF OPERATIONS)         OF OPERATIONS)        DECEMBER 31,
                              ------------------   THROUGH DECEMBER 31,   THROUGH DECEMBER 31,   -----------------
                                1999      1998             1997                   1999            1999      1998
                              --------   -------   --------------------   --------------------   -------   -------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                   $   9.49   $  9.79          $10.00                $ 10.00          $ 11.75   $ 10.10
  Net investment
    income(loss)                 (0.02)    (0.01)           0.01                  (0.01)            0.07      0.11
  Net realized gain (loss)
    and unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies            2.38     (0.29)          (0.17)                 10.48             2.60      1.81
                              --------   -------          ------                -------          -------   -------
    Total from investment
      operations                  2.36     (0.30)          (0.16)                 10.47             2.67      1.92
                              --------   -------          ------                -------          -------   -------
  Dividends from net
    investment income               --        --           (0.01)                    --            (0.04)    (0.07)
  Dividends in excess net
    investment income               --        --              --                     --            (0.01)    (0.12)
  Dividends from net
    realized gain from
    investment and foreign
    currency transactions        (2.13)       --           (0.04)                 (0.78)           (0.48)    (0.08)
                              --------   -------          ------                -------          -------   -------
    Total distributions          (2.13)       --           (0.05)                 (0.78)           (0.53)    (0.27)
                              --------   -------          ------                -------          -------   -------
    Net increase (decrease)
      in net asset value          0.23     (0.30)          (0.21)                  9.69             2.14      1.65
                              --------   -------          ------                -------          -------   -------
NET ASSET VALUE -- END OF
  PERIOD                      $   9.72   $  9.49          $ 9.79                $ 19.69          $ 13.89   $ 11.75
                              ========   =======          ======                =======          =======   =======
Total Return                     27.84%    (3.06)%         (1.61)%               105.01%           22.92%    19.14%
Ratios and supplemental
  data:
  Net Assets, end of period
    (000)                     $131,929   $50,439          $2,069                $19,541          $60,840   $21,527
  Ratio of expenses to
    average net assets            1.05%     1.05%           1.05%(1)               1.30%(1)         1.20%     1.20%
  Ratio of expenses to
    average net assets(2)         1.27%     1.33%           6.31%(1)               3.40%(1)         1.54%     1.46%
  Ratio of net investment
    income to average net
    assets(2)                    (0.28)%   (0.21)%          0.50%(1)              (0.24)%(1)        0.31%     0.66%
  Ratio of net investment
    income to average net
    assets**                     (0.50)%   (0.49)%         (4.76)%(1)             (2.34)%(1)       (0.03)%    0.40%
  Portfolio turnover            270.26%   283.65%           8.38%                130.98%         $ 79.22     59.01%


                                 GLOBAL 50 FUND
                              --------------------
                                     PERIOD
                                OCTOBER 31, 1997
                                 (COMMENCEMENT
                                 OF OPERATIONS)
                              THROUGH DECEMBER 31,
                                      1997
                              --------------------
NET ASSET VALUE -- BEGINNING
  OF PERIOD                          $10.00
  Net investment
    income(loss)                       0.02
  Net realized gain (loss)
    and unrealized
    appreciation
    (depreciation) on
    investments and
    translation of assets
    and liabilities in
    foreign currencies                 0.10
                                     ------
    Total from investment
      operations                       0.12
                                     ------
  Dividends from net
    investment income                 (0.02)
  Dividends in excess net
    investment income                    --
  Dividends from net
    realized gain from
    investment and foreign
    currency transactions                --
                                     ------
    Total distributions               (0.02)
                                     ------
    Net increase (decrease)
      in net asset value               0.10
                                     ------
NET ASSET VALUE -- END OF
  PERIOD                             $10.10
                                     ======
Total Return                           1.18%
Ratios and supplemental
  data:
  Net Assets, end of period
    (000)                            $5,566
  Ratio of expenses to
    average net assets                 1.20%*
  Ratio of expenses to
    average net assets(2)              2.84%(1)
  Ratio of net investment
    income to average net
    assets(2)                          1.00%(1)
  Ratio of net investment
    income to average net
    assets**                          (0.64)%(1)
  Portfolio turnover                   9.32%

---------------

(1) Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
(2) Ratios calculated as if no fees were waived or expenses reimbursed.

         Financial Highlights

                                                                   DREYFUS NSAT MID CAP INDEX FUND
                                                               ----------------------------------------
                                                                                          PERIOD
                                                                                     OCTOBER 31, 1997
                                                                  YEAR ENDED          (COMMENCEMENT
                                                                 DECEMBER 31,         OF OPERATIONS)
                                                               -----------------   THROUGH DECEMBER 31,
                                                                1999      1998             1997
                                                               -------   -------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                         $ 10.92   $  9.94         $ 10.00
  Net investment income                                           0.05      0.09            0.02
  Net realized loss and unrealized appreciation on
     investments                                                  2.21      0.98           (0.06)
                                                               -------   -------         -------
     Total from investment operations                             2.26      1.07           (0.04)
                                                               -------   -------         -------
  Dividends from net investment income                           (0.03)    (0.08)          (0.02)
  Dividends from net realized gain from investment and
     foreign currency transactions                               (0.83)       --              --
  Dividends from tax return of capital                              --     (0.01)             --
                                                               -------   -------         -------
     Total distributions                                         (0.86)    (0.09)          (0.02)
                                                               -------   -------         -------
     Net increase (decrease) in net asset value                   1.40      0.98           (0.06)
                                                               -------   -------         -------
NET ASSET VALUE -- END OF PERIOD                               $ 12.32   $ 10.92         $  9.94
                                                               =======   =======         =======
Total Return                                                     20.92%    10.81%          (0.36)%
Ratios and supplemental data:
  Net Assets, end of period (000)                              $20,259   $10,849         $ 3,214
  Ratio of expenses to average net assets                         1.03%     1.20%           1.20%(1)
  Ratio of expenses to average net assets(2)                      1.74%     1.54%           3.31%(1)
  Ratio of net investment income to average net assets            0.56%     0.79%           1.55%(1)
  Ratio of net investment income to average net assets(2)        (0.15)%    0.45%          (0.56)%(1)
  Portfolio turnover                                            275.04%   119.37%           7.81%

------------

(1) Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.
(2) Ratios calculated as if no fees were waived or expenses reimbursed.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before investing. The following documents -- which may be obtained free of charge -- contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below:

- Statement of Additional Information (incorporated by reference into this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that have significantly affected each Fund's performance)

- Semi-Annual Report

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO.: 811-3213

APO-4426-10/00

NATIONWIDE(R) SEPARATE ACCOUNT TRUST

- Gartmore NSAT Global Technology and
  Communications Fund

- Turner NSAT Growth Focus Fund

October 2, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARIES................................................................ 2
Gartmore NSAT Global Technology and Communications Fund....................... 3
Turner NSAT Growth Focus Fund................................................. 5

MORE ABOUT THE FUNDS.......................................................... 7
Risks and Techniques.......................................................... 7
Principal Risks............................................................... 7
Other Investment Techniques................................................... 8
Temporary Defensive Positions................................................. 9

MANAGEMENT................................................................... 10
Investment Adviser..........................................................  10
Portfolio Manager............................................................ 10
Subadviser................................................................... 10

BUYING AND SELLING FUND SHARES............................................... 11
Who Can Buy Shares of the Funds.............................................. 11
Purchase Price............................................................... 11
Selling Shares............................................................... 11
Restrictions on Sales........................................................ 12
Dividends and Distributions.................................................. 12
Tax Status................................................................... 12

ADDITIONAL INFORMATION................................................BACK COVER

FUND SUMMARIES

This prospectus provides information about the Gartmore NSAT Global Technology and Communications Fund and the Turner NSAT Growth Focus Fund (together, the Funds).

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

         FUND SUMMARIES -- GARTMORE NSAT GLOBAL TECHNOLOGY
                           AND COMMUNICATIONS FUND
This section summarizes key information about the Funds. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page seven.

OBJECTIVE

The Fund seeks long term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL STRATEGIES

The Fund invests primarily, and at least 65% of its total assets, in equity securities issued by U.S. and foreign companies with business operations in technology and communications and technology and communications related industries. These companies may include, for example, companies that develop, produce and distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the industry or industries designated for the Fund.

TECHNOLOGY:
The use of science to create new products and services. The industry comprises information technology and communications as well as medical, environmental and biotechnology.

The Fund may invest in companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting its investment objective. However, normally at least 65% of its total assets will be invested in companies in at least three different countries, one of which may be the U.S. If the portfolio manager thinks that advantageous investment opportunities exist in countries with emerging securities markets, the Fund will invest in those countries.

The Fund may invest in companies of any size. The Fund may invest in securities of large companies that are well established in the world technology market because they can be expected to grow with the market. The Fund may also invest in securities of small to mid-size companies to the extent that they provide strong prospects for future growth.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

  - Above-average per share earnings growth

  - High return on invested capital

  - A healthy balance sheet

  - Sound financial and accounting policies and overall financial strength

  - Strong competitive advantages

  - Effective research and product development and marketing

  - Development of new technologies

  - Efficient service

  - Pricing flexibility

  - Strong management

  - General operating characteristics that will enable the company to compete successfully in its respective markets

The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate of 300% or more.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's

Fund Summaries -- Gartmore NSAT Global Technology
                  and Communications Fund

performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

SECTOR RISK. The Fund may be susceptible to factors affecting technology and communications and technology-and communications-related industries and therefore the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different industries.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page seven.

PERFORMANCE

No performance information is provided because the Fund did not begin operations until on or about July 3, 2000.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT A SHAREHOLDER MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

Shareholder Fees(1)
  (paid directly from your investment)       None
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees(2)                           0.98%
Other Expenses(3)                            0.73%
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(4)      1.71%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) The Fund commenced operations on July 3, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(3) As a new fund these are estimates for the current fiscal year ending in December 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(4) For the fiscal year ending December 31, 2000, the adviser has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.35%. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by the adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the adviser in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first five years from the time the Fund commenced operations.

    The expense limitation agreement has an initial term of one year and continues automatically for successive one year terms, provided that the Board approves such additional terms.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS
----------------------------------------------------------
                                           $174     $539

FUND SUMMARIES -- TURNER NSAT GROWTH FOCUS FUND

OBJECTIVE

The Fund seeks long term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL STRATEGIES

Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, ADRs and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization: therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 20 to 30 common stocks. By investing in different industries and capitalization ranges, the subadviser seeks to reduce the Fund's overall level of volatility. Ideally, when one area of the economy or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price. [Inset Box]

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. Since the Fund normally concentrates in a core portfolio of 20 to 30 stocks, this risk may be increased. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a high portfolio turnover rate may have tax implications. Specifically, a high portfolio turnover rate may increase the portion of the Fund's capital gains that are realized for tax purposes. This may increase the Fund's taxable dividends in that year.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page seven.

         Fund Summaries -- Turner NSAT Growth Focus Fund

PERFORMANCE

No performance information is provided because the Fund did not begin operations until on or about July 3, 2000.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

Shareholder Fees(1)                          None
  (paid directly from your investment)
Annual Fund Operating Expenses
  (deducted from Fund assets)
Management Fees(2)                           0.90%
Other Expenses(3)                            0.76%
----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(4)      1.66%

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) The Fund commenced operations on July 3, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(3) As a new fund these are estimates for the current fiscal year ending in December 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(4) For the fiscal year ending December 31, 2000, the adviser has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.35%. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by the adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the adviser in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first five years from the time the Fund commenced operations.

    The expense limitation agreement has an initial term of one year and continues automatically for successive one year terms, provided that the Board approves such additional terms.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS
----------------------------------------------------------
                                           $169     $523

         MORE ABOUT THE FUNDS

RISKS AND TECHNIQUES

The Funds may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Funds' investment strategies and techniques, see the Statement of Additional Information (SAI).

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - lack depth of management

  - lack a proven track record

  - be unable to generate funds necessary for growth or development

  - be developing or marketing new products or services for which markets are not yet established and may never become established

  - market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

  - COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

  - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

  - COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

         MORE ABOUT THE FUNDS

  - CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

  - EUROPEAN ECONOMIC AND MONETARY UNION (EMU). A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Funds invest, the Fund could be adversely affected:

    - If the transition to euro, or EMU as a whole, does not proceed as planned.

    - If a participating country withdraws from EMU.

    - If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which the fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.

OTHER INVESTMENT TECHNIQUES

PREFERRED STOCK. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives, and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, PA 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of August 31, 2000, VMF and its affiliates had approximately $24.2 billion in assets under management.

For the Turner NSAT Growth Focus Fund, VMF also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. VMF is also authorized to select and place portfolio investments on behalf of this Fund; however, VMF does not intend to do so at this time.

Each Fund pays VMF a management fee as set forth below. The management fee is based on the Fund's average daily net assets.

Fund                                           Fee
----------------------------------------------------
Gartmore NSAT Global Technology
  and Communications Fund                      0.98%
 ....................................................

Turner NSAT Growth Focus Fund  Minimum      Base    Maximum
    Assets                       Fee         Fee      Fee
-----------------------------------------------------------
  up to $500 million.........   0.68%       0.90%    1.12%
  $500 million - $2             0.62%       0.80%    0.98%
    billion..................
  $2 billion + ..............   0.59%       0.75%    0.91%

For the Turner NSAT Growth Focus Fund, the management fee given above is a base fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. The Fund's SAI contains detailed information about any possible performance based adjustments to the management fees.

PORTFOLIO MANAGER -- GARTMORE NSAT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Aaron Harris is the portfolio manager for the Gartmore NSAT Global Technology and Communications Fund. Prior to joining VMF in April 2000, Mr. Harris was portfolio manger for the Nicholas-Applegate Global Technology Fund from 1998-March, 2000 and was an investment analyst in Global Research at Nicholas-Applegate from 1995-1997.

SUBADVISER -- TURNER NSAT GROWTH FOCUS FUND

Multi-Management Structure. VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate subadvisers without the approval of shareholders. The order also allows VMF to revise a subadvisery agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Fund:

  - performing initial due diligence on prospective subadviser for the Fund

  - monitoring the performance of the subadviser through ongoing analysis, as well as periodic consultations

  - communicating performance expectations and evaluations to the subadviser

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that the subadviser or Fund will obtain favorable results at any given time.

The Subadviser. Subject to the supervision of VMF and the Trustees, a subadviser will manage the Fund's assets in accordance with a Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Turner Investment Partners, Inc. (Turner), 1235 Westlakes Drive, Suite 350, Berwyn PA 19312-2414, an SEC-registered adviser, serves as the subadviser to the Turner NSAT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to other investment companies, as well as other separate investment portfolios.

As of September 30, 2000, Turner had approximately $12 billion in assets under management.

         BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, to fund benefits payable under variable life insurance policies and variable annuity contracts. Shares of the Funds may also be sold to affiliated Funds of Funds, and may in the future be sold to other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable annuity contracts or variable life insurance policies. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable annuity contracts or variable life insurance policies may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract or policy owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine which Funds are available under your variable annuity contract or variable life insurance policy. This prospectus should be read in conjunction with the prospectus of the separate account of your specific insurance product.

Each Fund sells its shares to separate accounts of both Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and may sell its shares to separate account of other unaffiliated insurance companies. The Funds currently do not foresee any disadvantages to the owners of variable annuity contracts or variable life insurance products arising out of the fact that the Funds may offer their shares to the separate accounts of various insurance companies to fund benefits of these variable insurance products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

PURCHASE PRICE

The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV of a Fund's shares is determined by dividing the total market value of the securities owned by a Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine its NAV when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA) as a Fund's administrator or its agent determines a price does not represent fair value, a Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

You can sell -- also known as redeeming -- at any time, subject to certain restrictions described below. The redemption price will be the NAV next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

DISTRIBUTIONS AND TAXES

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that have significantly affected each Fund's performance)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of the Funds' documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-3213

APO-4931-10/00